                                                                    Exhibit 10.1

                               THIRD AMENDMENT TO
                           THIRD AMENDED AND RESTATED
                           LOAN AND SECURITY AGREEMENT
                           ---------------------------

THIS THIRD AMENDMENT TO THIRD AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("Third Amendment") is made as of the 7th day of August, 2003 by and among PW Eagle, Inc., a Minnesota corporation ("Borrower"), the lenders who are signatories hereto ("Lenders"), and Fleet Capital Corporation, a Rhode Island corporation ("FCC"), as agent for Lenders hereunder (FCC, in such capacity, being "Agent").

                              W I T N E S S E T H:
                              - - - - - - - - - -

WHEREAS, Borrower, Agent and Lenders entered into a certain Third Amended and Restated Loan and Security Agreement dated as of September 30, 2002 as amended by a certain First Amendment to Third Amended and Restated Loan and Security Agreement dated as of February 4, 2003 by and among Borrowers, Lenders and Agent and by a certain Second Amendment to Third Amended and Restated Loan and Security Agreement dated as of May 30, 2003 by and among Borrower, Lenders and Agent (said Third Amended and Restated Loan and Security Agreement, as so amended, is hereinafter referred to as the "Loan Agreement"); and WHEREAS, Borrower desires to amend and modify certain provisions of the Loan Agreement and, subject to the terms hereof, Agent and Lenders are willing to agree to such amendments and modifications;
NOW THEREFORE, in consideration of the premises, the mutual covenants and agreements herein contained, and any extension of credit heretofore, now or hereafter made by Agent and Lenders to Borrowers, the parties hereto hereby agree as follows:
     1. Definitions. All capitalized terms used herein without definition shall have the meaning given to them in the Loan Agreement.

     2. Amended Definitions. The definition of "Applicable Margin" is hereby deleted and the following is inserted in its stead:

          "Applicable Margin - for periods prior to August 1, 2003, the Applicable Margin shall be as determined by the provisions of the Loan Agreement without giving effect to this Third Amendment. From August 1, 2003 to, but not including, September 1, 2003, the percentages set forth below with respect to the Base Rate Revolving Portion, the Base Rate Term Portion, the LIBOR Revolving Portion and the LIBOR Term Portion:

Base Rate Revolving Portion                      0%
Base Rate Term Portion                         .25%
LIBOR Revolving Portion                       2.00%
LIBOR Term Portion                            2.25%

          From September 1, 2003 to, but not including, the first Adjustment Date (as hereinafter defined) the percentages set forth below with respect to the Base Rate Revolving Portion, the Base Rate Term Portion, the LIBOR Revolving Portion and the LIBOR Term Portion:

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Base Rate Revolving Portion                    .25%
Base Rate Term Portion                         .50%
LIBOR Revolving Portion                       2.25%
LIBOR Term Portion                            2.50%

          The percentages set forth above will be adjusted on the first day of the month following delivery by Borrower to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) of the Agreement for each December 31, March 31, June 30 and September 30 during the Term, commencing with the month ending June 30, 2004 (each such date an "Adjustment Date"), effective prospectively, by reference to the applicable "Financial Measurement" (as defined below) for the four quarters most recently ending in accordance with the following:

                 Base Rate   Base Rate     LIBOR       LIBOR
  Financial      Revolving     Term      Revolving     Term
 Measurement      Portion     Portion     Portion     Portion
--------------   ---------   ---------   ---------   ---------
>= 1.40 to 1             0%        .25%       2.00        2.25%
<1.40 to 1,
but >= 1.20            .25%        .50%       2.25%       2.50%
< 1.20 to 1            .50%        .75%       2.50%       2.75%

     provided that, (i) if Borrower's audited financial statements for any fiscal year delivered pursuant to subsection 8.1.3(i) of the Agreement reflect a Financial Measurement that yields a higher Applicable Margin than that yielded by the monthly financial statements previously delivered pursuant to subsection 8.1.3(ii) of the Agreement for the last month of such fiscal year, the Applicable Margin shall be readjusted retroactively for the period that was incorrectly calculated and (ii) if Borrower fails to deliver the financial statements required to be delivered pursuant to subsection 8.1.3(i) or subsection 8.1.3(ii) of the Agreement on or before the due date thereof, and such failure has not been cured to Agent's reasonable satisfaction, the Applicable Margin shall automatically adjust to the highest interest rate set forth above, effective prospectively from such due date until the next Adjustment Date. For purposes hereof, "Financial Measurement" shall mean the Fixed Charge Coverage Ratio."

     3. Waivers. Upon the "Third Amendment Effective Date" (as defined below), Agent and Lenders, Agent and Lenders shall be deemed to have waived any Event of Default resulting from the failure of Borrowers to comply with the provisions of
Section 8.3 regarding (x) minimum Net Worth for the fiscal period ending June 30, 2003 and (y) maximum Funded Debt to EBITDA Ratio for the fiscal period of twelve months ending June 30, 2003. The waiver contained in this Section 3 of this Third Amendment does not apply to any Section of the Loan Agreement other than Section 8.3 (minimum Net Worth and maximum Funded Debt to EBITDA Ratio) or to any other fiscal period other than the fiscal period ending June 30, 2003.

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     4.   Waiver Fee. In order to induce Agent and Lenders to enter into this
Third Amendment and waive the Events of Default described in section 3 of this Third Amendment, Borrower shall pay to Agent for the ratable benefit of Lenders, a waiver fee of $41,250. Said waiver fee shall be fully earned, non-refundable and due and payable on the date hereof.

     5. Third Amendment Effective Date . This Third Amendment shall become effective upon satisfaction of each of the following conditions:

          (i) Borrowers, Agent and Lenders shall have executed and delivered to each other this Third Amendment;

          (ii) Borrower shall have paid to Agent the waiver fee referred to in
Section 5 of this Third Amendment.

          The date on which each of the foregoing conditions precedent is satisfied shall be referred to as the "Third Amendment Effective Date."

     6. Execution in Counterparts. This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

     7. Continuing Effect. Except as otherwise specifically set out herein, the provisions of the Loan Agreement shall remain in full force and effect.

                            (Signature Page Follows)

                      (Signature Page to Third Amendment to
             Third Amended and Restated Loan and Security Agreement)

IN WITNESS WHEREOF, this Third Amendment has been duly executed as of the day and year specified at the beginning hereof.

                                        PW EAGLE, INC., ("Borrower")


                                        By: /s/ Roger R. Robb
                                           -------------------------------------
                                           Name:  Roger R. Robb
                                                --------------------------------
                                           Title: CFO
                                                 -------------------------------


                                        FLEET CAPITAL CORPORATION, as
                                        Agent and as a Lender


                                        By: /s/ Brian Conole
                                           -------------------------------------
                                           Name: Brian Conole
                                                --------------------------------
                                           Title: Senior Vice Predident
                                                 -------------------------------


                                        THE CIT GROUP/BUSINESS CREDIT,
                                        INC., as Lender


                                        By: /s/ Jack A. Myers
                                           -------------------------------------
                                           Name: Jack A. Myers
                                                --------------------------------
                                           Title: Vice President
                                                 -------------------------------

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                                   EXHIBIT 8.3

                               FINANCIAL COVENANTS

Consolidated Net Income means, with respect to Borrower and its Subsidiaries for any fiscal period, the net income (or loss) of Borrower and its Subsidiaries for such period taken as a whole (determined in accordance with GAAP on a consolidated basis), but excluding in any event: (a) any gains or losses on the sale or other disposition of Investments or fixed or capital assets or from any transaction classified as extraordinary under GAAP, any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;
(b) the proceeds of any life insurance policy; (c) net earnings and losses of any business entity, substantially all the assets of which have been acquired in any manner by Borrower, realized by such business entity prior to the date of such acquisition; (d) net earnings and losses of any business entity which shall have merged into Borrower earned or incurred prior to the date of such merger;
(e) net earnings of any business entity (other than a Consolidated Subsidiary) in which Borrower has an ownership interest unless such net earnings shall have been received by Borrower in the form of cash distributions; (f) earnings resulting from a reappraisal, revaluation or write-up of assets; (g) any charge to net earnings resulting from the amortization of the value of stock options given to employees to the extent required by FASB 25; (h) any increase or decrease of net income arising from a change in Borrower's accounting methods;
(i) any gains resulting from the forgiveness of Funded Debt or the retirement of Funded Debt at a discount; (j) any gain arising from the acquisition of any Securities of Borrower; and (k) any reversal of any contingency reserve, except that provision for such contingency reserve shall have been made from income arising during such period.

EBITDA With respect to any fiscal period, the sum of Borrower's Consolidated Net Income plus amounts deducted in determining Consolidated Net Income in respect of: (a) any provision for (or less any benefit from) income taxes whether current or deferred; (b) amortization and depreciation expense; (c) Interest Expense for such period; (d) prior to December 31, 1999, that portion of cost of goods sold resulting from the write-up of Inventory in connection with the Acquisition pursuant to APB 16; provided that the aggregate amount added to EBITDA pursuant to this clause (d) shall not exceed $3,000,000; and (e) the restructuring charge taken in the third fiscal quarter of fiscal year 2001 in the amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00).

Fixed Charge Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA of Borrower for such period minus income taxes paid in cash and non-financed Capital Expenditures during such period to (ii) Fixed Charges.

Fixed Charges - For any period of determination, the sum of (a) scheduled principal payments of Funded Debt (including the principal portion of scheduled payments of Capital Lease Obligations), (b) Interest Expense paid in cash included in the determination of Consolidated Net Income, and (c) dividends paid on Borrower's capital stock.

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Funded Debt - means: (i) Indebtedness arising from the lending of money by any
Person to Borrower, including, without limitation, the Obligations; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower (A) which is represented by notes payable or drafts accepted that evidence extensions of credit, (B) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (C) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property; (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower for purposes of the Funded Debt to EBITDA Ratio for the nine months ending September 30, 2002, EBITDA for such period shall be actual EBITDA for such period multiplied by four-thirds (4/3s) for one most recently ended twelve month period; provided, that, under any guaranty of obligations that would constitute Funded Debt under clauses (i) through (iv) hereof if owed directly by Borrower or any guaranty having the economic effect of guaranteeing any of the obligations of any other Person. In computing the amount of Funded Debt, the Subordinated Notes will be valued at full face value (less any payments thereon) without giving effect to any original issue discount.

Funded Debt to EBITDA Ratio - With respect to any date, the ratio of (i) total funded Funded Debt as of such date to (ii) EBITDA for the most recently ended twelve month period; provided that for purposes of the Funded Debt to EBITDA Ratio for the nine months ending September 30, 2002, EBITDA for such period shall be actual EBITDA for such period multiplied by four-thirds (4/3s).

Interest Coverage Ratio - With respect to any period of determination, the ratio of (i) EBITDA for such period to (ii) Interest Expense paid in cash for such period, all as determined in accordance with GAAP.

Interest Expense - With respect to any fiscal period, the interest expense incurred for such period excluding interest income as determined in accordance with GAAP.

Investment - All investments in the property or assets of any person, in cash or property, whether by way of advance, loan, extension of credit by Borrower or any of its Subsidiaries (by way of guaranty or otherwise) or capital contribution, or purchase of stock, bonds, notes, debentures or other securities or any assets constituting the purchase of a business or line of business.

Net Worth - Book net worth of Borrower as determined in accordance with GAAP. For purposes of this Exhibit 8.3, Net Worth shall include any unamortized value assigned to the Warrants issued in connection with the Subordinated Notes which value was calculated in accordance with GAAP and is contained in Borrower's Consolidated Financial Statements.

Interest Coverage Ratio - Borrower shall not permit the Interest Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
                          Period                                         Ratio
                          ------                                         -----
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2003                              .70 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2003                             1.20 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2004                              1.00 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 6/30/2004                              1.30 to 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Period                                         Ratio
                          ------                                         -----
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2004 and each 12/31,              1.70 to 1
3/31, 6/30 and 9/30 thereafter
--------------------------------------------------------------------------------

Fixed Charge Coverage Ratio - Borrower shall not permit the Fixed Charge Coverage Ratio as of the last date of the period set forth below to be less than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
                          Period                                         Ratio
                          ------                                         -----
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2003                              .35 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2003                             .75 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2004                              .50 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 6/30/2004                              1.00 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2004 and each 12/31,              1.10 to 1
3/31, 6/30 and 9/30 thereafter
--------------------------------------------------------------------------------

Net Worth - Borrower shall achieve Net Worth as of each day set forth in the schedule below of not less than the amount set forth opposite such period of the following schedule:

--------------------------------------------------------------------------------
                          Period                               Amount
                          ------                               ------
--------------------------------------------------------------------------------
9/30/2003                                                    $22,200,000
--------------------------------------------------------------------------------
12/31/2003                                                   $21,300,000
--------------------------------------------------------------------------------
3/31/2004                                                    $19,300,000
--------------------------------------------------------------------------------
6/30/2004                                                    $21,000,000
--------------------------------------------------------------------------------
9/30/2004                                                    $22,500,000
--------------------------------------------------------------------------------
12/31/2004                                                   $23,000,000
--------------------------------------------------------------------------------
3/31/2005                                                    $21,000,000
--------------------------------------------------------------------------------
6/30/2005 and each 9/30, 12/31, 3/31 and 6/30 thereafter     $23,000,000
--------------------------------------------------------------------------------

Funded Debt to EBITDA Ratio - Borrower shall not permit the Funded Debt to EBITDA Ratio for any period set forth below to be greater than the ratio set forth opposite such period below:

--------------------------------------------------------------------------------
                          Period                                       Ratio
                          ------                                       -----
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/2003                           15.70 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 12/31/2003                           8.50 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 3/31/2004                           13.00 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 6/30/2004                            8.20 to 1
--------------------------------------------------------------------------------
Trailing 12 month period ending 9/30/04 and each 12/31,              4.75 to 1
3/31, 6/30 and 9/30 thereafter
--------------------------------------------------------------------------------